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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003

                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-24710                  52-1700207
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY                10020
      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 584-5100

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Item 5. Other Events.

         Our board of directors has extended the expiration date of the rights issued under the Rights Agreement between The Bank of New York and ourselves from May 1, 2003 to August 1, 2003. A copy of the Amendment to the Rights Agreement, dated as of April 30, 2003, between The Bank of New York and ourselves is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

     The  Exhibit Index attached hereto is incorporated herein.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SIRIUS SATELLITE RADIO INC.

                             By: /s/  Patrick L. Donnelly
                                -------------------------------------
                                      Patrick L. Donnelly
                                      Executive Vice President, General Counsel
                                      and Secretary

Dated: May 1, 2003

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                                  EXHIBIT INDEX

Exhibit                          Description of Exhibit
-------                          ----------------------
 99.1 Amendment, dated as of April 30, 2003, to Rights Agreement between Sirius Satellite Radio Inc. and The Bank of New York.

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